Supplement dated October 2, 2023

To the Prospectus and Statement of Additional Information, each dated May 1, 2023

American General Life Insurance Company

Variable Universal Life Policies

Separate Account VL-R

EquiBuilder III

Platinum Choice VUL 2

Platinum Investor III

This supplement updates certain information in the referenced Prospectuses and Statements of Additional Information. You should read this supplement in conjunction with your applicable Prospectus(es) and Statement(s) of Additional Information and retain for future reference.

Distributor name change:

Effective October 2, 2023, AIG Capital Services, Inc. (“ACS”) changed its name to Corebridge Capital Services, Inc. All references to “AIG Capital Services, Inc.” and “ACS” are replaced with Corebridge Capital Services, Inc. in the Prospectus(es) and Statement(s) of Additional Information.

Additionally, the address for the distributor is updated to 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.